UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2004

Leap Wireless International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-29752	33-0811062
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

10307 Pacific Center Court, San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 882-6000

Item 12. Results of Operations and Financial Condition.

     On August 12, 2004, Leap Wireless International, Inc., a Delaware corporation (the “Company”), issued a press release regarding its financial results for the quarter ended June 30, 2004 (the “Second Quarter Earnings Release”). The Second Quarter Press Release contained a typographical error indicating that Inventories in the condensed consolidated balance sheet at June 30, 2004 were (in thousands) $32,219 rather than actual Inventories of $31,219. Later in the day on August 12, 2004, the Company issued a second press release that identified the error.

     A copy of the Company’s press release regarding its financial results for the quarter ended June 30, 2004, amended to correct the typographical error regarding Inventories, is attached hereto as Exhibit 99.1. The Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 does not contain this typographical error. The information furnished in this Current Report, including the exhibit, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 7. Exhibits.

(c)	Exhibits.

Exhibit
Number	Description of Exhibit
99.1	The Company’s press release, dated August 12, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2004	LEAP WIRELESS INTERNATIONAL, INC.
	By:	/s/ Stewart D. Hutcheson
Stewart D. Hutcheson
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
99.1	The Company’s press release, dated August 12, 2004.